Exhibit - 10.54

[***] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT
TO
COLLABORATION AND FACILITIES AGREEMENT

     This FIRST AMENDMENT (“First Amendment”) is hereby entered into as of March 24, 2005 (the “First Amendment Effective Date”), by and between Portola Pharmaceuticals, Inc. (“Portola”) and Cytokinetics, Inc. (“Cytokinetics”) (collectively, the “Parties”). Terms used in this First Amendment and not otherwise defined herein shall have the meanings given to them in the Agreement (as defined below).

RECITALS

     A. Portola and Cytokinetics are parties to the Collaboration and Facilities Agreement dated August 19, 2004 (the “Agreement”).

     B. The Parties wish to extend the Term of the Agreement and amend certain terms and conditions of the Agreement.

AGREEMENT

     NOW, THEREFORE, the Parties agree as follows:

1.	Section 1(oo). The following shall be added as Section 1(oo) of the Agreement:

““Equipment” means an [***] ([***]) [***] model number [***].”

2.	Purchase and Use of Equipment. Portola has purchased at its sole cost, without reimbursement by Cytokinetics or inclusion in License Fees (subject to Section 4(d) below), the Equipment. The Equipment shall be installed at the Master Premises within forty-five (45) days of the First Amendment Effective Date and remain at the Master Premises during the Term. During the Term, Portola shall maintain in good working condition, insure and promptly replace following a casualty the Equipment. Portola hereby grants to Cytokinetics, subject to the terms and conditions of the Agreement, the non-exclusive right to have the Equipment used by Portola Personnel on behalf of Cytokinetics at the Master Premises for the performance of the Collaboration. The Equipment shall be available for use by Portola on behalf of Cytokinetics at least [***] percent ([***]%) of the business days during the period beginning on the date that the Equipment is installed at the Master Premises and ending on the expiration or termination of the Term (“Availability Period”). Except for such non-exclusive right by Cytokinetics, Portola shall own all right, title and interest in and to the Equipment.

3.	Section 4(d). The following shall be added as Section 4(d) of the Agreement:

“(d) Payment for Use of Equipment and Other Activities.
(i) In consideration for use of the Equipment by Portola Personnel as part of the Collaboration during the Term, and in consideration for Portola’s other activities under the Agreement, Cytokinetics agrees to pay Portola a total of [***] dollars ($[***]) (“Equipment Use Fee”), payable (with no interest) in [***] ([***]) equal [***] installments of [***] ($[***]) (“Installment Payments”), with the initial [***] installment payable on January 15, 2006 and the final [***] installment payable on October 15, 2007 (“Payment Period”).

(ii) In the event that the Agreement is terminated prior to December 31, 2005: (A) for any reason by Portola pursuant to Section 14(d), (B) pursuant to Sections 14(a), 14(b) or 14(e), or (C) by Cytokinetics pursuant to Section 14(c), the Equipment Use Fee (and correspondingly the Installment Payments) shall be pro-rated to reflect the number of months in 2005 during which the Collaboration was performed prior to the effective date of such termination. By way of example, if the Agreement is terminated by Portola in July of 2005, Cytokinetics would only be obligated to pay one half (1/2) of the Equipment Use Fee, and the [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Installment Payments payable during the Payment Period would be reduced to [***] dollars and [***] cents ($[***]) each.

(iii) In the event that: (A) the Agreement is not terminated under Section 14, (B) the Equipment is not available for use by Portola on Cytokinetics’ behalf as part of the Collaboration for at least [***] percent ([***]%) or more of the business days during the Availability Period, and (C) such unavailability does not result from or arise out of Cytokinetics’ negligence, willful misconduct or breach of the Agreement, then Cytokinetics shall be entitled to an equitable adjustment of the Equipment Use Fee (and correspondingly the Installment Payments) to reflect the percentage of business days in 2005 where the Equipment was available for use by Portola on Cytokinetics’ behalf. By way of example, if all the foregoing conditions in (iii)(A) – (C) are met so that the Equipment is only available for use in the Collaboration [***] percent ([***]%) of the business days during the Availability Period, Cytokinetics would only be obligated to pay [***] percent ([***]%) of the Equipment Use Fee, and the [***] Installment Payments payable during the Payment Period would be reduced to [***] dollars ($[***]) each.

4.	Amendment of Section 13. Section 13 of the Agreement is hereby replaced with the following:

“Term. The term of this Agreement shall begin on the Effective Date and end on December 31, 2005 (the “Term”).”

5.	Amendment of Exhibit D. Exhibit D to the Agreement shall be replaced by Exhibit D-1 set forth in Schedule A to this First Amendment.

6.	Amendment of Exhibit F. Exhibit F to the Agreement shall be replaced by Exhibit F-1 set forth in Schedule B to this First Amendment.

7.	Amendment of Exhibit G. Exhibit G to the Agreement shall be replaced by Exhibit G-1 set forth in Schedule C to this First Amendment.

8.	Amendment of Exhibit H. Exhibit H to the Agreement shall be replaced by Exhibit H-1 set forth in Schedule D to this First Amendment.

9.	Effectiveness. This First Amendment shall be effective upon the First Amendment Effective Date, subject to the signing by both Parties.

10.	Miscellaneous.

(a) Entire Agreement. The Agreement, as modified by, and together with, this First Amendment, is the entire agreement between the Parties with respect to the subject matter of the Agreement. Except as specifically set forth in this First Amendment, the relationship between the parties with respect to the subject matter of the Agreement continues to be governed by the terms of the Agreement, the provisions of which remain in full force and effect. In the event of a conflict between the terms of the Agreement and the terms of this First Amendment, the terms of this First Amendment control. This First Amendment is not intended to confer any rights or remedies hereunder upon any person other than the Parties.

(b) Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, this First Amendment has been executed by the Parties hereto as of the First Amendment Effective Date.

     *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PORTOLA PHARMACEUTICALS, INC.	CYTOKINETICS, INC.

By: /s/Carol Olson	By: /s/Robert I. Blum

Name: Carol Olson	Name: Robert I. Blum

Title: EVP	Title: Executive Vice President, Corporate Development and Commercial Operations and Chief Business Officer

SCHEDULE A TO FIRST AMENDMENT

EXHIBIT D-1

License Fee

License Fee: The License Fee shall be equal to the sum of:

[***]% of the Space Costs for the Lab Space
[***]% of the Space Costs for the Exclusive Space
[***]% of General Lab Operating Costs (excluding Direct Cytokinetics Costs)
[***]% of the General [***] Purchases
[***]% of Support Costs
[***]% of [***] Costs (excluding Direct Cytokinetics Costs)
[***]% of Maintenance and Administration Costs
and [***]% of Additional Costs

as more fully described in the table below.

     *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

     *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE B TO FIRST AMENDMENT

EXHIBIT F-1

Permitted Hazardous Materials

[***]

     *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE C TO FIRST AMENDMENT

EXHIBIT G-1

Portola Hazardous Materials

[***]

     *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE D TO FIRST AMENDMENT

EXHIBIT H-1

Cytokinetics Equipment

Equipment	Description	Cytokinetics asset #

[***]

     *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.